Financial Instruments and Risk Management	6 Months Ended
Dec. 31, 2021
Disclosure of Financial Instruments and Risk Management [Abstract]
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

NOTE 4 – FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

(a) Classification and measurement changes

As of December 31, 2021, the Company’s financial instruments consist of cash, accounts payable, loan payable, amounts due to related parties and derivative liability. Cash, accounts payable and due to related party are designated as at amortized cost, convertible debentures are initially measured at fair value, then amortized using the effective interest rate method and the derivative liability relating to the conversion feature of the convertible debentures is measured at fair value through profit and loss.

(b) Fair Value of Financial Instruments

IFRS requires disclosures about the inputs to fair value measurements for financial assets and liabilities recorded at fair value, including their classification within a hierarchy that prioritizes the inputs to fair value measurement.

The three levels of hierarchy are:

Level 1 – Quoted prices in active markets for identical assets or liabilities;

Level 2 – Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices); and

Level 3 – Inputs for the asset or liability that are not based on observable market data.

As of December 31, 2021, the Company believes that the carrying values of cash, accounts payable, loan payable, convertible debentures, derivative liability – convertible debentures conversion feature and due to related parties approximate their fair values because of their nature and relatively short maturity dates or durations.

(c) Financial Instruments Risk

The Company’s financial instruments are exposed in varying degrees to a variety of financial risks. The Board approves and monitors the risk management processes:

(i) Credit risk:

Credit risk exposure primarily arises with respect to the Company’s cash and receivables. The risk exposure is limited because the Company places its instruments in banks of high credit worthiness within Canada and continuously monitors the collection of other receivables.

(ii) Liquidity risk:

Liquidity risk is the risk that the Company cannot meet its financial obligations as they become due. The Company’s approach to managing liquidity is to ensure as far as possible that it will have sufficient liquidity to settle obligations and liabilities when they become due. As of December 31, 2021, the Company had cash of $30,779,336 (June 30, 2021 - $318,844) and a working capital of $30,036,366 (June 30, 2021 – deficiency of $977,358) with total liabilities of $2,049,882 (June 30, 2021 - $1,374,819).

(iii) Market risk:

a.	Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. A change of 100 basis points in the interest rates would not be material to the financial statements.

b.	Foreign currency risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of the changes in the foreign exchange rates.

●	Assuming all other variables constant, an increase or a decrease of 10% of the Australian dollar against the Canadian dollar, the net loss of the Company and the equity for the period ended December 2021 would have varied by approximately $17,000.

●	Assuming all other variables constant, an increase or a decrease of 10% of the United States dollar against the Canadian dollar, the net loss / gain of the Company and the equity for the period ended December 2021 would have varied approximately $3,078,000.

c.	The Company had no hedging agreements in place with respect to foreign exchange rates.